UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2011

EMTEC, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-32789	87-0273300
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Diamond Road Springfield, NJ	07081
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 552-3700

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2011 Annual Meeting of Stockholders of Emtec, Inc. (the “Company”) held on January 20, 2011, the Company’s stockholders, upon the recommendation of the Company’s Board of Directors (the “Board”), approved an amendment to the Company’s 2006 Stock-Based Incentive Compensation Pan (the “2006 Plan”) to increase the number of shares of common stock authorized for issuance under the 2006 Plan from 2,543,207 to 9,543,207 shares, as well as to increase other award limits contained therein.

A description of the 2006 Plan is included in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on December 28, 2010 (the “Proxy Statement”) and is incorporated herein by reference.  The full text of the 2006 Plan is attached hereto as Exhibits 10.1, 10.2 and 10.3.

At the 2011 Annual Meeting of Stockholders of the Company held on January 20, 2011, the Company’s stockholders, upon the recommendation of the Board, approved the adoption of the Emtec, Inc. 2011 Annual Incentive Plan (the “AIP”) which provides for payments in cash or restricted stock under the 2006 Plan to selected employees, including the Company’s named executive officers, based on the achievement of pre-established performance goals over a performance period determined by the Compensation Committee.

A brief description of the AIP is included in the Proxy Statement and is incorporated herein by reference. The full text of the AIP is attached hereto as Exhibit 10.4.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 20, 2011, the stockholders of the Company approved, effective as of such date, the Certificate of Amendment of Certificate of Incorporation, as amended (the “Certificate of Amendment”) to increase the number of shares of capital stock of the Company to 30,000,000 shares.  The Board had previously adopted the Certificate of Amendment, subject to stockholder approval, on December 16, 2010.

The foregoing summary of the Certificate of Amendment is qualified in its entirety by reference to the text of the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders (the “Annual Meeting”) of the Company was held on January 21, 2011.  At the Annual Meeting, the Company’s stockholders approved four proposals.  The proposals below are described in the Company’s definitive proxy statement dated December 28, 2010.  Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present.  With respect to Proposals 1, 2, 3 and 4, abstentions were counted as votes against and were counted in determining the number of votes required for approval, while broker non-votes were not counted as votes cast on the proposals and were not counted in determining the number of votes required for approval.  The results are as follows:

Proposal 1: Approval of the amendment to the Company’s Certificate of Incorporation, as amended, to increase the number of authorized shares of our Common Stock.

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,061,736	341,166	963	374,438

Proposal 2:  Approval of an amendment to the 2006 Plan to increase the number of shares authorized for issuance from 2,543,207 to 9,543,207, as well as to increase other award limits contained therein

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,514,665	2,342,878	1,213	2,919,547

Proposal 3:  Approval of the AIP

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,638,784	2,218,472	1,500	2,919,547

Proposal 4:  Ratification of the appointment of McGladrey & Pullen, LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2011

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,171,395	889	6,586	599,433

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Certificate of Amendment of Certificate of Incorporation, as amended
10.1
Emtec, Inc. 2006 Stock-Based Incentive Compensation Plan (Previously filed as an exhibit to Registrant’s Definitive Proxy Statement on Schedule 14A, filed on April 20, 2006, and incorporated herein by reference)

10.2
Amendment No.1 to the Emtec, Inc. 2006 Stock-Based Incentive Compensation Plan (Previously filed as an exhibit to Registrant’s Proxy Statement on Schedule 14A, filed December 29, 2008 and incorporated herein by reference)

10.3
Amendment No.2 to the Emtec, Inc. 2006 Stock-Based Incentive Compensation Plan (Previously filed as an exhibit to Registrant’s Proxy Statement on Schedule 14A, filed December 28, 2010 and incorporated herein by reference)

10.4	Emtec, Inc. 2011 Annual Incentive Plan (Previously filed as an exhibit to Registrant’s Proxy Statement on Schedule 14A, filed December 28, 2010 and incorporated herein by reference)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 26, 2011	EMTEC, INC.

	By:	/s/ Gregory P. Chandler
Name: Gregory P. Chandler
Title: Chief Financial Officer